Exhibit 23


                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-564) of FinishMaster, Inc. of our report dated March 26, 1999 appearing in this Form 10-K.




/s/ PricewaterhouseCoopers LLP
Indianapolis, Indiana
March 26, 1999